SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934



Date of Report (Date of earliest event reported):             APRIL 6, 2001


                         PEREGRINE PHARMACEUTICALS, INC.
             (Exact name of registrant as specified in its charter)


    DELAWARE                         000-17085                   95-3698422
 (State or other                    (Commission               (I.R.S. Employer
  jurisdiction                     File Number)              Identification No.)
of incorporation)

                14272 FRANKLIN AVENUE, SUITE 100
                       TUSTIN, CALIFORNIA                     92780-7017
            (Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code:      (714) 508-6000

ITEM 5.  OTHER EVENTS.

         On April 6, 2001, Peregrine Pharmaceuticals, Inc., a Delaware corporation (the "Registrant"), elected Edward J. Legere to the offices of President and Chief Executive Officer following the resignation of Dr. John Bonfiglio.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       PEREGRINE PHARMACEUTICALS,
                                       INC.



Date: April 17, 2001                   By: /s/ Edward J. Legere
                                           -------------------------------------
                                           Edward J. Legere,
                                           President and Chief Executive Officer

                                       3